EXHIBIT 10.1

                         COMMON STOCK PURCHASE AGREEMENT

     This AGREEMENT, entered into as of the 20th day of September, 2006 (the "Agreement"), by and between SENK, LLC, an Illinois limited liability company, with an address at 1372 Shermer Road, Northbrook, Illinois 60062 (the "Purchaser"), and R&R ACQUISITION II, INC., a Delaware corporation, with an address c/o Kirk M. Warshaw, 47 School Avenue, Chatham, New Jersey 07928 (the "Seller" or the "Company").

     WHEREAS, the Seller has authorized the sale and issuance of an aggregate of 10,000,000 shares (the "Shares") of the Seller's common stock, $0.0001 par value, ("Common Stock") to the Purchaser representing 80% of the issued and outstanding Common Stock as of the Closing (as defined below); and



     WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein.



     NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements herein contained, the Purchaser and the Seller hereby agree as follows:

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

     Section 1.1 AUTHORIZATION OF SHARES. The Seller has authorized the sale and issuance to Purchaser of the Shares.

     Section 1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Seller hereby agrees to issue and sell to Purchaser and Purchaser agrees to purchase from the Seller the Shares for an aggregate purchase price of sixty thousand ($60,000) dollars (the "Purchase Price") according to the terms set forth in Section 2.2 below.

                                    ARTICLE 2
                              CLOSING AND DELIVERY

     Section 2.1 CLOSING DATE. Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Shares (the "Closing") shall be held on September 30, 2006 (the "Closing Date") at such time as may be determined in the mutual discretion of the Seller and the Purchaser. The Closing shall take place at the offices of Seller's Counsel, Morse Zelnick Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, or by the exchange of documents and instruments by mail, courier, telecopy and wire transfer to the extent mutually acceptable to the parties hereto.

     Section 2.2 DELIVERY AT CLOSING. At the Closing, subject to the terms and conditions hereof, the Seller will deliver to Purchaser certificates representing the Shares to be purchased at the Closing by Purchaser, against payment of the Purchase Price by wire transfer at the time of Closing.

     Section 2.3 PAYMENTS AT CLOSING. On or before the Closing Date, the Company shall pay and discharge all outstanding liabilities, including any outstanding loans payable to Current Record Stockholders (collectively, "Company Liabilities"). Such payments shall be made utilizing cash on hand on the Closing Date and the Purchase Price. Giving effect to these payments, it is the parties intent that the Company shall, on the Closing Date have no liabilities and no assets, other than $10,000.00 in cash.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Except as set forth under the corresponding section of the disclosure schedules (the "DISCLOSURE SCHEDULES") attached hereto as EXHIBIT A, which Disclosure Schedules shall be deemed a part hereof, the Seller hereby represents and warrants to the Purchaser as of the Closing Date that:

     Section 3.1 EXISTENCE AND POWER. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except where a failure to so possess would not result in a Material Adverse Effect upon the Seller. The Seller has heretofore delivered to the Purchaser true and complete copies of its Certificate of Incorporation, as amended, and By-laws, each as currently in effect.

     Section 3.2 AUTHORIZATION; NO AGREEMENTS. Subject to the satisfaction of the terms and conditions set forth herein, the execution, delivery and performance by the Seller of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby are within the Seller's powers. This Agreement has been duly and validly executed and delivered by the Seller and is a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms. The execution, delivery and performance by the Seller of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Seller. The Seller is not a party to any agreement, written or oral, creating rights in respect of any of such Shares in any third party or relating to the voting of its Common Stock. Seller is not a party to any outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, and there are no restrictions of any kind on the transfer of any of the Shares other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act") and (b) restrictions on transfer imposed by applicable state securities or "blue sky" laws.

     Section 3.3 CAPITALIZATION.

     (a) The Company is authorized by its Certificate of Incorporation to issue an aggregate of 85,000,000 shares of capital stock, of which 75,000,000 are shares of common stock, par value $.0001 per share (the "Common Stock") and 10,000,000 are shares of preferred stock, par value $.0001 per share (the "Preferred Stock"). As of the date hereof, and as of the Closing Date, 2,500,000 shares of Common Stock and no shares of Preferred Stock are, and will be, issued and outstanding, and there will be three (3) stockholders of record holding the Common Stock. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and shall not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities.

     (b) Subject to the satisfaction of the terms and conditions set forth herein, the Shares shall be duly authorized for issuance, when delivered in accordance with the terms of this Agreement, and shall be validly issued, fully paid and non-assessable and the sale thereof shall not be subject to any preemptive or other similar right.

     Section 3.4 SEC REPORTS; FINANCIAL STATEMENTS. The Seller has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to
Section 13(a) or 15(d) thereof, since January 19, 2006 (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Seller has identified and made available to the Purchaser a copy of all filed SEC Reports including the Exchange Act Registration Statement on Form 10-SB filed by it on January 19, 2006. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Seller included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Seller and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

     Section 3.5 NO CONFLICTS. Subject to the satisfaction of the terms and conditions set forth herein, the execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's Certificate of Incorporation, By-laws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

     Section 3.6 FILINGS, CONSENTS AND APPROVALS. Other than any applicable Current Report on Form 8-K under the Exchange Act of 1934, as amended, and the Information Statement contemplated by Section 5.3(b) hereof, the Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of this Agreement.

     Section 3.7 COMPLIANCE. To the knowledge of the Seller, the Seller: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Seller under), nor has the Seller received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority.


                                    ARTICLE 4
                        REPRESENTATIONS OF THE PURCHASERS

     The Purchaser represents and warrants to the Seller, as follows:

     Section 4.1 EXECUTION AND DELIVERY. The execution, delivery and performance by the Purchaser of this Agreement is within the Purchaser's powers and does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Purchaser. The Purchaser's financial resources are sufficient to enable it to purchase the Shares upon the satisfaction of the terms and conditions set forth herein, and the Purchaser has provided the Seller with such evidence thereof as was reasonably requested by the Seller.

     Section 4.2 BINDING EFFECT. This Agreement, when executed and delivered by the Purchaser shall be irrevocable and will constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws of general application affecting enforcement of creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 4.3 INVESTMENT PURPOSE. The Purchaser hereby represents that it is purchasing the Shares for its own account, with the intention of holding the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state unless an exemption from registration is available under those laws. The Shares delivered to the Purchaser shall bear a restrictive legend indicating that they have not been registered under the Securities Act of 1933 and are "restricted securities" as that term is defined in Rule 144 under the Act.

     Section 4.4 INVESTMENT REPRESENTATION. The Purchaser represents that it has adequate means of providing for its current needs and has no need for liquidity in this investment in the Shares. The Purchaser represents that it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser has no reason to anticipate any material change in its financial condition for the foreseeable future. The Purchaser is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of its investment in the Shares.

     Section 4.5 INVESTMENT EXPERIENCE. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

     Section 4.6 OPPORTUNITY TO ASK QUESTIONS. The Purchaser has had a full and fair opportunity to make inquiries about the terms and conditions of this Agreement, to discuss the same and all related matters with its own independent counsel, accountants and tax advisers. The Purchaser has been given the opportunity to ask questions of, and receive answers from the Seller concerning the terms and conditions of this Agreement and to obtain such additional written information about the Seller to the extent the Seller possesses such information or can acquire it without unreasonable effort or expense. Notwithstanding the foregoing, the Purchaser has had the opportunity to conduct its own independent investigation. The Purchaser acknowledges and agrees that the Seller has (i) has identified and made available to the Purchaser a copy of all filed SEC Reports including the Exchange Act Registration Statement on Form 10-SB filed by it on January 19, 2006; and (ii) not made, nor is the Seller making, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

     Section 4.7 BROKERS. The Purchaser has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and the Purchaser has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder's fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.


                                    ARTICLE 5
                            COVENANTS OF THE COMPANY

     Section 5.1 REGISTRATION RIGHTS. If at any time following the Closing Date, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (a "Registration Statement"), other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), then the Company shall include in such Registration Statement the shares of the Current Record Stockholders set forth on Schedule 5.1 hereto. If the Registration Statement is being filed pursuant to a third-party written agreement obligating the Company to file the same (a "Registration Agreement"), the Current Record Stockholders shall be entitled to receive all notices and documents sent by the Company to the third-party whose securities are being registered pursuant to such Registration Agreement. The Shares purchased hereunder shall also be included in such Registration Statement. In addition, the Purchaser shall have two demand registration rights, at the Company's expense, after a Corporate Event and the Current Record Stockholders shall be entitled to piggyback on any such demand registration.

     Section 5.2 ISSUANCE OF ADDITIONAL SECURITIES AFTER CLOSING. Prior to any Corporate Event, the Company shall not either (a) issue or sell any of its securities (including, but not limited to, derivative securities and options and warrants to acquire securities), or (b) effect an corporate action, including but not limited to an amendment to any of its organizational documents, that would in any way have a dilutive effect on the Current Record Stockholders' ownership interest in the Company; in each instance, without the prior written consent of the Current Record Stockholders holding at least a majority of the issued and outstanding shares of Common Stock on the date hereof.

     Section 5.3 RESIGNATION AND APPOINTMENT OF THE COMPANY'S OFFICERS AND DIRECTORS.

     (a) Effective as of the Closing Date, or such later date as agreed to between the Company and its current officers, (i) the Company's officers shall resign and be duly replaced by the Purchaser's designees; and (ii) the Company will cause the Purchaser's director designee to be duly appointed.

     (b) The Seller will use its best efforts to ensure that the Company's current director will remain a director of the Company until the expiration of the 10-day period beginning on the date of the filing of the Information Statement relating to a change in majority of directors of the Company with the Commission pursuant to Rule 14f-1 promulgated under the Exchange Act ("Information Statement").

     Section 5.4 RESPONDING TO CURRENT RECORD STOCKHOLDERS' REQUEST. So long as the Current Record Stockholders continue to own at least 50% of the shares of Common Stock collectively owned by them on the Closing Date (as adjusted for stock splits, stock dividends and other recapitalizations), the Company shall reasonably and timely respond to any all requests for information from the Current Record Stockholders relating to any prospective business combination and financing activities by the Company; provided that the Current Record Stockholders shall keep such information confidential to the extent that it is not otherwise available in the public domain. Further, in the event that a Current Record Stockholder requests and receives any material non-public information with respect to the Company pursuant to this provision, it will refrain from engaging in market transactions of the Company's securities that would violate Federal Securities laws.

     Section 5.5 EXCHANGE ACT FILINGS. The Company shall file, in a timely manner, all required SEC Reports.

     Section 5.6 DUTY TO NOTIFY CURRENT RECORD STOCKHOLDERS. Upon the Company's receipt of any correspondence or inquiry from any State, Federal, or Local, governmental or regulatory, agency or authority, the Company shall provide copies of any such correspondence to Arnold Kling, R&R Investment, II, LLC and its counsel.


                                    ARTICLE 6
                            COVENANTS OF THE PARTIES

     The parties hereto agree that:

     Section 6.1 PUBLIC ANNOUNCEMENTS. Except as required by applicable law, the Seller and the Purchaser shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation and without the consent of the other parties.

     Section 6.2 NOTICES OF CERTAIN EVENTS. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

     (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement;


     (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and



     (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 or Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

     Section 6.3 ACCESS TO INFORMATION. Following the date hereof, until consummation of all transactions contemplated hereby, the Seller shall give to the Purchaser, their counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records, financial and other data and information as the Purchaser and its representatives may reasonably request.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

     Section 7.1 CONDITIONS OF OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the Purchaser:

     (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, as though made on and as of such date.

     (b) COMPLIANCE CERTIFICATE. The President of the Seller shall deliver to the Purchaser at the Closing a certificate certifying: (i) that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Seller since the date of this Agreement;
(ii) that attached thereto is a true and complete copy of the Seller's Certificate of Incorporation, as amended, as in effect at the Closing; (iii) that attached thereto is a true and complete copy of its By-laws as in effect at the Closing; and (iv) each of the representations and warranties of the Seller set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

     (c) GOOD STANDING CERTIFICATE. The Seller shall have furnished the Purchaser with good standing and existence certificates for the Seller from the State of Delaware.

     (d) BOARD OF DIRECTORS RESOLUTIONS. The Purchaser shall have received executed resolutions of the Board of Directors of the Seller approving this Agreement and the transactions contemplated herein.

     (e) PERFORMANCE. The Seller shall have materially performed and materially complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     (f) RESIGNATION OF OFFICERS AND DIRECTORS. The officers and director of the Seller shall have resigned from their positions as of the Closing Date with the resignation of the director to take effect on the expiration of the 10-day period beginning on the date of the filing of the Information Statement;

     (g) APPOINTMENT OF THE PURCHASER'S DESIGNEES. The Purchaser's designees for the officers and director positions of the Company shall have been duly appointed.

     (h) NO INJUNCTION. There shall not be in effect, at the Closing Date, any injunction or other binding order of any court or other tribunal having jurisdiction over the Seller that prohibits the sale of the Shares to the Purchaser.

     (i) NO LIABILITIES. The Company shall have no material liabilities as of the Closing Date, including accrued or contingent liabilities and at least $10,000 in cash.

     Section 7.2 CONDITIONS OF OBLIGATIONS OF THE SELLER. The obligations of the Seller to effect the sale of the Shares are subject to the following conditions, any or all of which may be waived in whole or in part by the Seller:

     (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Closing Date.

     (b) COMPLIANCE CERTIFICATE. An authorized officer of the Purchaser shall deliver to the Seller at the Closing a certificate certifying each of the representations and warranties of such the Purchaser set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

     (c) PERFORMANCE. The Purchaser shall have materially performed and materially complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it or him on or before the Closing.

     (d) NO INJUNCTION. There shall not be in effect, at the Closing Date, any injunction or other binding order of any court or other tribunal having jurisdiction over the Seller that prohibits the sale of the Shares to the Purchaser.

     (e) PAYMENT OF COMPANY LIABILITIES. All Company Liabilities shall have been paid or discharged.


                                    ARTICLE 8
                                   TERMINATION

     Section 8.1 TERMINATION. This Agreement may be terminated and the purchase and sale of the Shares may be abandoned at any time prior to the Closing:

     (a) by mutual written consent of the parties hereto;

     (b) by either the Seller or the Purchaser if the Closing shall not have occurred on or before October 1, 2006 (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

     (c) by the Purchaser if (i) the Seller shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it prior to the Closing Date, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Seller contained in this Agreement shall have been materially false when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date); or

     (d) by the Seller if (i) the Purchaser shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it prior to the Closing Date, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Purchaser contained in this Agreement shall have been materially false when made or on and as of the Closing Date.

     Section 8.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to this Article 8, all further obligations of the parties under this Agreement shall forthwith be terminated without any further liability of any party to the other parties; provided, however, that nothing contained in this Section 8.2 shall relieve any party from liability for any breach of this Agreement. Upon termination of this Agreement for any reason, the Purchaser shall promptly cause to be returned to Seller all documents and information obtained in connection with this Agreement and the transactions contemplated by this Agreement and all documents and information obtained in connection with the Purchaser's investigation of the Seller's business, operations and legal affairs, including any copies made by the Purchaser of any such documents or information.

                                    ARTICLE 9
                                  MISCELLANEOUS

     Section 9.1 NOTICES. All notices, requests and other communications hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid,


IF TO PURCHASERS:
                  SENK, LLC
                  1372 Shermer Road
                  Northbrook, Illinois 60062
                  Attn.:  Steven Edelson, Managing Member
                  Fax: (847) 509-3699

                  WITH A COPY TO:
                  Mintz Levin Cohn Ferris Glovsky & Popeo, LLC
                  666 Third Avenue
                  New York, NY 10017
                  Attn.:  Kenneth Koch, Esq.
                  Fax:  212-983-3115
IF TO SELLER:
                  R&R Acquisition II, Inc.
                  47 School Avenue
                  Chatham, New Jersey 07928
                  Attn.: Kirk M. Warshaw
                  Fax: (973) 833-0281

                  WITH A COPY TO:
                  Morse, Zelnick, Rose and Lander, LLP
                  405 Park Ave. Suite 1401
                  New York, New York, 10022
                  Attn.:  Kenneth S. Rose, Esq.
                  Fax: 212-838-9190

IF TO CURRENT RECORD STOCKHOLDER:

                  to each Current Record Stockholder's  addresses  set  forth on
                  Schedule 5.1 to this Agreement

                  WITH A COPY TO:
                  Morse, Zelnick, Rose and Lander, LLP
                  405 Park Ave. Suite 1401
                  New York, New York, 10022
                  Attn.:  Kenneth Rose, Esq.
                  Fax: 212-838-9190


or such other address or fax number as any of the foregoing Persons may hereafter specify for the purpose by notice to the parties hereto and the Current Record Stockholders. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     Section 9.2 AMENDMENTS; NO WAIVERS.

     (a) Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Seller and the Purchaser; or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 9.3 FEES AND EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     Section 9.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Purchaser shall have the right to assign this Agreement to an affiliate or assignee of the Purchaser reasonably acceptable to the Seller and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

     Section 9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

     Section 9.6 JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in New York, New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.1 shall be deemed effective service of process on such party. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     Section 9.7 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 9.8 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

     Section 9.9 CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     Section 9.10 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

     Section 9.11 DEFINITION AND USAGE.

     For purposes of this Agreement:

     "Affiliate" means, with respect to any Person, any other Person, directly or indirectly controlling, controlled by, or under common control with such Person.

     "Corporate Event" means the acquisition of an operating business or material assets by the Company coupled with a financing transaction yielding gross proceeds of at least $10 million.

     "Current Record Stockholders" means the stockholders of record on the date hereof, as set forth on Schedule 5.1 hereto, and their respective successors and assigns.

     "Material Adverse Effect" means any effect or change that is or would be materially adverse to the business, operations, assets, prospects, condition (financial or otherwise) or results of operations of the Company and any of its subsidiaries, taken as a whole.

     "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.


     IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Stock Purchase Agreement to be executed as of as of the day and year first above written.

SELLER:

R&R ACQUISITION II, INC.


By: /s/ ARNOLD P. KLING
    -----------------------
Name:   Arnold P. Kling
Title:  President



PURCHASER:

SENK, LLC


By: /s/ STEVEN EDELSON
    -----------------------
Name:   Steven Edelson
Title:  Managing Member

                                    EXHIBIT A

                           SELLER DISCLOSURE SCHEDULES


None.

Schedule 5.1


                           CURRENT RECORD STOCKHOLDERS

Arnold P. Kling                                       400,000
712 Fifth Avenue, 11th Floor
New York, New York 10019

Kirk Warshaw                                          100,000
47 School Avenue
Chatham, New Jersey 07928

R&R Investments II, LLC                               2,000,000
1270 Avenue of Americas, 16th Floor
New York, New York 10020